Exhibit (D)


                         NOTICE OF WITHDRAWAL OF TENDER

                REGARDING LIMITED LIABILITY COMPANY INTERESTS IN

                   BACAP ALTERNATIVE MULTI- STRATEGY FUND, LLC

                   Tendered Pursuant to the Offer to Purchase
                            Dated September 28, 2006

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                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
           RECEIVED BY CITIGROUP GLOBAL TRANSACTION SERVICES EITHER BY
                  MAIL OR FAX BY, 12:00 MIDNIGHT, EASTERN TIME,
           ON FRIDAY, OCTOBER 27, 2006, UNLESS THE OFFER IS EXTENDED.
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        COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN BY MAIL OR FAX TO:

                      Citigroup Global Transaction Services
                                  P.O. Box 446
                             Portland, ME 04112-9925
                               Fax: (207) 879-6206

                           For additional information:
                              Phone: (207) 879-6093

YOU ARE RESPONSIBLE FOR CONFIRMING THAT THIS NOTICE OF WITHDRAWAL IS RECEIVED BY
                     CITIGROUP GLOBAL TRANSACTION SERVICES.

Ladies and Gentlemen:

The undersigned hereby withdraws the tender of its limited liability company interest in BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated
_____________________.

This tender was in the amount of:

[ ]      Entire limited liability company interest in the Fund ("Interest").

[ ]      Portion of Interest expressed as a specific dollar value: $
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The undersigned recognizes that upon the receipt on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Interest (or portion thereof) previously tendered will not be purchased by the Fund.

SIGNATURE(S):

FOR INDIVIDUAL INVESTORS AND JOINT TENANTS:

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(Signature of Investor(s) or Authorized Person(s)             (Signature of Investor(s) or Authorized Person(s)
Exactly as Appeared on Subscription Agreement)                Exactly as Appeared on Subscription Agreement)

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Name of Signatory (please print)                              Name of Signatory (please print)

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Title of Authorized Person (please print)                     Title of Authorized Person (please print)

FOR OTHER INVESTORS:


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(Signature of Investor(s) or Authorized Person(s)             (Signature of Investor(s) or Authorized Person(s)
Exactly as Appeared on Subscription Agreement)                Exactly as Appeared on Subscription Agreement)

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Name of Signatory (please print)                              Name of Signatory (please print)

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Title of Authorized Person (please print)                     Title of Authorized Person (please print)


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(Signature of Investor(s) or Authorized Person(s)             (Signature of Investor(s) or Authorized Person(s)
Exactly as Appeared on Subscription Agreement)                Exactly as Appeared on Subscription Agreement)

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Name of Signatory (please print)                              Name of Signatory (please print)

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Title of Authorized Person (please print)                     Title of Authorized Person (please print)


Date:
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